Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,077,370.58
Previously Paid Amount	10,069.19
Total Fee Amount	6,576.76
Total Offset Amount	0.00
Net Fee	$ 0.00